UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 13, 2022

TreeHouse Foods, Inc.
(Exact name of registrant as specified in charter)

Commission File Number: 001-32504

Delaware		20-2311383
(State or Other Jurisdiction of Incorporation)		(IRS Employer Identification No.)

2021 Spring Road Suite 600
Oak Brook	IL	60523
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (708) 483-1300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	THS	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 18, 2022, TreeHouse Foods, Inc. (the "Company" or "TreeHouse") announced the appointments of Joseph E. Scalzo to its Board of Directors (the "Board") as a Class I director with a term expiring at the 2024 annual meeting of the Company’s stockholders.

As a non-management director of the Company, Mr. Scalzo will receive compensation consistent with that received by the Company’s other non-management directors, as determined by the Board from time to time. For his partial service during the 2021-2022 board term, Mr. Scalzo’s annual cash retainer and the grant date fair value of his restricted stock unit award will be prorated.

There are no arrangements or understandings between Mr. Scalzo and any other person pursuant to which he was selected as a director of TreeHouse. There are no transactions in which Mr. Scalzo has an interest requiring disclosure under Item 404(a) of Regulation S-K.

On April 18, 2022, the Company also announced that Messrs. Ashley Buchanan and John P. Gainor Jr. will resign from the Board, effective April 30, 2022. Both Mr. Buchanan’s and Mr. Gainor’s resignation are the result of other personal and professional time commitments and each have confirmed that such resignation is not due to any disagreements with the Company’s management or the Board on any matter relating to the Company’s operations, policies or practices. The Company will not be replacing Mr. Buchanan or Mr. Gainor on the Board, and following the effective date of their resignation, the size of the Board will be reduced to ten directors.

A copy of the press release announcing Mr. Scalzo’s election to the Board and Mr. Buchanan's and Mr. Gainor’s resignation is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01.     Regulation FD Disclosure.

A copy of the press release announcing the Agreement is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Form 8-K under Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific referencing in such filing.

Item 9.01.     Financial Statements and Exhibits
(d)Exhibit

Exhibit Number	Exhibit Description

99.1	Press release, dated April 18, 2022
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TreeHouse Foods, Inc.

Date:	April 18, 2022	By:	/s/ Kristy N. Waterman
Kristy N. Waterman

Executive Vice President, Chief Human Resources Officer, General Counsel, and Corporate Secretary